UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2008
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-15661 Commission File Number	36-0724340 I.R.S. Employer Identification Number

One North Arlington, 1500 West Shure Drive, Suite 500
Arlington Heights, IL 60004-7803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 394-8730

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 6, 2008, AMCOL International Corporation (the “Company”) issued a press release announcing that through one of its subsidiaries, it had acquired a minority ownership interest in The Bentonit Group of companies, a leading Russian bentonite producer of iron ore pelletizing, foundry and drilling clays in Russia. The Company has acquired 25% of the ownership interest in the Bentonit Group of companies, which is headquartered in Moscow. The press release announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	AMCOL International Corporation Press Release dated June 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION

Date: June 9, 2008	By:	/s/ Donald W. Pearson
Donald W. Pearson Vice President and Chief Financial Officer